UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 9, 2005

NEW DRAGON ASIA CORP.
(Exact name of registrant as specified in charter)

FLORIDA	001-15046	88-0404114
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer Identification No.)

Suite 2808,International Chamber of Commerce Tower
Fuhua Three Road, Shenzhen, PRC 518048
(Address Of Principal Executive Offices) (Zip Code)

011 86 755 8831 2115
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 9, 2005, New Dragon Asia Corp. (the “Company”) issued a press release containing certain financial results for the third fiscal quarter ended September 25, 2005. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such financial results are unaudited and are subject to adjustment.

The information in this Report, including the exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated November 9, 2005 announcing New Dragon Asia Corp.’s results of operations for third quarter ended September 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

By:	/s/ Peter Mak

Name:	Peter Mak
Title:	Chief Financial Officer
Dated: November 9, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 9, 2005 announcing New Dragon Asia Corp.’s results of operations for third quarter ended September 25, 2005.